Exhibit 99.1

$6,000,000.00

AMENDMENT NO. 9

TO

LOAN AND SECURITY AGREEMENT

originally dated as of April 21, 1999

by and among

ALLION HEALTHCARE, INC.

f/k/a THE CARE GROUP, INC.

MAIL ORDER MEDS OF TEXAS, INC.

f/k/a MAIL ORDER MEDS, INC.

MOMS PHARMACY, INC. (NEW YORK)

f/k/a MAIL ORDER MEDS OF NEW YORK, INC.

MOMS PHARMACY, INC. (CALIFORNIA)

MOMS PHARMACY, LLC

MEDICINE MADE EASY

NORTH AMERICAN HOME HEALTH SUPPLY, INC.

SPECIALTY PHARMACIES, INC.

(“Borrower”)

and

GE HFS HOLDINGS, INC.

f/k/a HELLER HEALTHCARE FINANCE, INC.

(“Lender”)

Amended as of September 29, 2005

AMENDMENT NO. 9 TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 9 LOAN AND SECURITY AGREEMENT (this “Amendment”) is made as of this 29th day of September, 2005, by and among ALLION HEALTHCARE, INC. f/k/a THE CARE GROUP, INC., a Delaware corporation (“Allion”), MAIL ORDER MEDS OF TEXAS, INC., a Texas corporation (“Meds Texas”), MOMS PHARMACY, INC. f/k/a MAIL ORDER MEDS OF NEW YORK, INC., a New York corporation, (“Moms New York”), MOMS PHARMACY, INC., a California corporation, (“Moms California”), MOMS PHARMACY, LLC, a Florida limited liability company (“Moms Florida”), MEDICINE MADE EASY, a California corporation (“Medicine Made Easy”), NORTH AMERICAN HOME HEALTH SUPPLY, INC., a California corporation (“North American”), SPECIALTY PHARMACIES, INC., a Washington corporation (“Specialty” and, collectively with Allion, Meds Texas, Moms New York, Moms California, Moms Florida, Medicine Made Easy and North American, the “Borrower”), and GE HFS HOLDINGS, INC f/k/a HELLER HEALTHCARE FINANCE, a Delaware corporation (“Lender”).

RECITALS

WHEREAS, pursuant to that certain Loan and Security Agreement dated April 21, 1999 by and between Borrower and Lender (as previously amended, as amended hereby and as further amended, modified and restated from time to time, the “Loan Agreement”), Lender agreed to make available to Borrower a revolving credit loan (the “Loan”); and

WHEREAS, Borrower has requested that Lender make certain modifications to the Loan Agreement, as more fully set forth herein, and Lender is agreeable to such request only on the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

Section 1. Definitions. Unless otherwise defined in this Amendment, all capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

Section 2. Revocation of Notice of Termination. Borrower hereby revokes the notice of termination of the Agreement, dated August 5, 2005, sent by Borrower to Lender.

Section 3. Amendments to Loan Agreement. As of the Effective Date, the Loan Agreement shall be modified as follows:

(a) Article I of the Loan Agreement is hereby amended by inserting the following:

“Section 1.32(a). Ninth Amendment. ‘Ninth Amendment’ means that certain Amendment No. 9 to Loan and Security Agreement, dated as of September 29, 2005, by and between Borrower and Lender.

Section 1.32(b). Ninth Amendment Effective Date. ‘Ninth Amendment Effective Date’ has the meaning set forth in the Ninth Amendment.”

(b) Clause (i) of Section 2.2(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(i) Borrower may give Lender notice of its intention to borrow, in which notice Borrower shall specify the amount of the proposed borrowing and the proposed borrowing date, not later than 2:00 p.m. Eastern time two (2) Business Days before the proposed borrowing date; provided, however, that no such request may be made at a time when there exists an Event of Default; provided, further, that, in the case of the first notice of Lender’s intention to borrower occurring after the Ninth Amendment Effective Date, such notice shall be not later than 2:00 p.m. Eastern time ten (10) Business Days before the proposed borrowing date; and”

(c) The second sentence of Section 2.3 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“After Borrower has given its first notice of its intention to borrow pursuant to Section 2.2(a) after the Ninth Amendment Effective Date, Borrower shall ensure that all collections of Accounts are paid directly from Account Debtors into the Lockbox, and that all funds paid into the Lockbox are immediately transferred into a depository account owned by Lender (the ‘Concentration Account’).”

(d) Section 2.4(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(b) Borrower shall pay to Lender all reasonable audit fees and expenses in connection with audits and appraisals of Borrower’s books and records and such other matters as Lender shall deem in good faith to be appropriate, which shall be due and payable on the first Business Day of the month following the date of issuance by Lender of a request for payment thereof to Borrower; provided, however, that absent an Event of Default such fees shall not exceed Fifteen Thousand and No/100 Dollars ($15,000.00) in any calendar year; provided, further, that no such audits or appraisals shall occur after the Ninth Amendment Effective Date until such time as Borrower has given its first notice of its intention to borrow pursuant to Section 2.2(a).”

(e) Section 7.4 is hereby amended by adding at the end thereof the following sentence:

“Notwithstanding the foregoing, Borrower may acquire all or substantially all of the assets or any of the capital stock of any Person without satisfying the foregoing requirements at any time after the Ninth Amendment Effective Date until such time as Borrower has given its first notice of its intention to borrow pursuant to Section 2.2(a).”

Section 4. Confirmation of Representations and Warranties. Each Borrower hereby (a) confirms that all of the representations and warranties set forth in Article IV of the Loan Agreement are true and correct with respect to such entity (except to the extent such representation or warranty relates to a particular date, in which case, such confirmation relates to such date), and (b) specifically represents and warrants to Lender that it has good and marketable title to all of its Collateral, free and clear of any lien or security interest in favor of any other person or entity.

Section 5. Fees; Expenses. Notwithstanding anything in this Amendment to the contrary, Borrower shall be responsible for payment of up to $2,000 of legal fees for the services of Lender’s in-house counsel in connection with the preparation of this Amendment. Lender shall be entitled to deduct, and Borrower by its signature below hereby authorizes Lender to deduct, the full amount of the fees set forth in this Section 5 from the proceeds of the next subsequent Revolving Credit Loan made by Lender under the Loan Agreement (as amended hereby).

Section 6. Enforceability. This Amendment constitutes the legal, valid and binding obligation of each Borrower and Lender, and is enforceable against each Borrower and Lender in accordance with its terms.

Section 7. Conditions to Effectiveness. This Amendment shall become effective, as of September 29, 2005 (such date, the “Ninth Amendment Effective Date”), on the date that all of the following conditions are satisfied in Lender’s sole discretion:

(a) Lender shall have received two (2) originals of this Amendment duly executed by an authorized officer of each entity comprising Borrower;

(b) there shall have occurred and be continuing no Event of Default and no event which, with the giving of notice or the lapse of time or both, could constitute such an Event of Default and, after giving effect to this Amendment, there shall have occurred no Event of Default and no Event which, with the giving of notice or lapse of time or both, could constitute an Event of Default; and

(c) the representations and warranties set forth in Section 4 of this Amendment and in Article IV of the Loan Agreement shall be true and correct as of the date hereof and after giving effect to this Amendment (unless any such representation or warranty by its terms is intended to refer specifically to any earlier date, in which case such representation or warranty shall have been true and correct as of such date).

Section 8. Reference to the Effect on the Loan Agreement.

(a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

(b) Except as specifically amended above, the Loan Agreement, and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

Section 9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland without regard to any otherwise applicable conflicts of law principles.

Section 10. Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 11. Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

[SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 9 to Loan and Security Agreement to be executed as of the date first written above.

LENDER:

GE HFS HOLDINGS, INC., a Delaware corporation

By:	/s/ Scott R. Towers
Name:	Scott R. Towers
Title:	VP

BORROWERS:

ALLION HEALTHCARE, INC., a Delaware corporation

By:	/s/ James G. Spencer
Name:	James G. Spencer
Title:	CFO

MAIL ORDER MEDS OF TEXAS, INC., a Texas corporation

By:	/s/ Michael P. Moran
Name:
Title:

MOMS PHARMACY, INC., a New York corporation

By:	/s/ Michael P. Moran
Name:
Title:

MOMS PHARMACY, INC., a California corporation

By:	/s/ Michael P. Moran
Name:
Title:

MOMS PHARMACY, LLC, a Florida limited liability company

By:	/s/ Michael P. Moran
Name:
Title:

MEDICINE MADE EASY, a California corporation

By:	/s/ Michael P. Moran
Name:
Title:

NORTH AMERICAN HOME HEALTH SUPPLY, INC., a California corporation

By:	/s/ Michael P. Moran
Name:
Title:

SPECIALTY PHARMACIES, INC., a Washington corporation

By:	/s/ Michael P. Moran
Name:
Title: